UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22612

Wakefield Alternative Series Trust

(Exact name of registrant as specified in charter)

700 17th Street, Suite 1550

Denver, CO 80202

(Address of principal executive offices) (Zip code)

(303) 454-5500

Registrant’s telephone number, including area code

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 – June 30, 2014

Item 1. Reports to Stockholders.

Wakefield FUNDS

ANNUAL REPORT

June 30, 2014

Wakefield Managed Futures Strategy Fund

www.WakefieldFunds.com | 1-855-243-1815

Wakefield Managed Futures Strategy Fund	Shareholder Letter
June 30, 2014 (Unaudited)

Dear Shareholder:

The Wakefield Managed Futures Strategy Fund (the “Fund”) commenced investment operations on September 10, 2012. Currently, the Fund offers Class A Shares (WKFAX - 931046 106) and Class I Shares (WKFIX - 931046 304).

The year ending June 30, 2014 marked the Fund’s second fiscal year of trading. The performance of both A Shares and I Shares were down slightly from inception. Specifically, Class A Shares were -3.03% (NAV) and Class I Shares were -2.86% (NAV). Portfolio gains in the Agricultural, Bond, Currency, Interest Rate and Stock Index sectors were slightly offset by losses in the Energy, Precious and Industrial Metal sectors. During this period, the Newedge CTA Index (the “Managed Futures Proxy”) returned -0.92%. In addition, the S&P 500® Total Return Index (the “Equities Index”) returned +21.75% for the period.

The Fund’s objective is to generate “absolute returns” which refers to a strategy that pursues returns independent of a traditional benchmark, like a stock or bond index, by investing in alternative asset classes. The Fund seeks to achieve its investment goal by allocating assets to two principal strategies: (1) Managed Futures and (2) Fixed Income. Based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund allocates approximately 25% of its assets to the Managed Futures strategy and approximately 75% of its assets to the Fixed Income strategy.

The primary return driver of the Fund is the Managed Futures component. Managed Futures is a strategy within the “alternative investment” asset class, and generally refers to an actively managed investment approach in which a professional investment manager (“Commodity Trading Advisor”) manages assets directly or through underlying funds, utilizing a proprietary trading program and/or discretionary methodology. Depending on the specific focus and trading approach, portfolio diversification may be focused on a certain market/sector or may represent a globally diversified portfolio mix consisting of a wide array of futures, options and foreign exchange contracts.

Wakefield Advisors (“Wakefield), who acts as Portfolio Manager for the Fund, delegates the management of the Fund’s Managed Futures component to one or more Sub-Advisers (“Commodity Trading Advisors”). Wakefield oversees the identification, selection and ongoing monitoring of a diversified composite of Commodity Trading Advisors who employ a variety of Managed Futures strategies. Capital not allocated to Managed Futures is invested in a traditional fixed income strategy managed by sub manager, Logan Circle Partners.

Currently, the Fund accesses exposure to Commodity Trading Advisor programs using the DB Select platform, through a Total Return Swap transaction. As of June 30, 2014, DB Select is Deutsche Bank’s $3.7 billion market leading facility for liquid alternative strategies, including Managed Futures trading. As of June 30, 2014, Wakefield had selected nine independent

Annual Report | June 30, 2014	1

Wakefield Managed Futures Strategy Fund	Shareholder Letter
June 30, 2014 (Unaudited)

Commodity Trading Advisors who received a specified allocation of the Fund’s Managed Futures component. Wakefield has strategically structured the underlying Managed Futures portfolio to achieve diversification of strategies, markets, geographic regions and investment methodologies with the overall goal of generating consistent, long-term performance to investors. An investment in the Fund is intended to balance an investor’s existing asset mix by providing a core diversifying component that has the potential to weather a variety of market and economic conditions and enhance overall portfolio returns.

We appreciate your participation in the Wakefield Managed Futures Strategy Fund and look forward to providing you with innovative alternative investment solutions.

Sincerely,

Patrick J. Kane	Patrick F. Hart III
Managing Member	Managing Member
Co-Portfolio Manager	Co-Portfolio Manager

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

THERE IS RISK OF LOSS. YOU CAN LOSE MONEY IN A MANAGED FUTURES PROGRAM. Diversification does not eliminate the risk of experiencing investment losses. Investors should carefully consider the investment objectives, risks, charges and expenses.

One may not invest directly in an index.

Patrick J. Kane and Patrick F Hart III are Registered Representatives of ALPS Distributors, Inc.

2	1-855-243-1815 | www.wakefieldfunds.com

Wakefield Managed Futures Strategy Fund	Portfolio Review
June 30, 2014 (Unaudited)

The Portfolio’s performance figures for the year ended June 30, 2014, as compared to its benchmark:

	3 Months	6 Months	1 Year	Since Inception*
Wakefield Managed Futures Strategy Fund Class A (NAV)	2.94%	0.21%	0.11%	-3.03%
Wakefield Managed Futures Strategy Fund Class A (MOP)**	-2.97%	-5.59%	-5.68%	-6.17%
Wakefield Managed Futures Strategy Fund Class I	3.04%	0.42%	0.32%	-2.86%
Newedge CTA Index	3.22%	1.06%	0.78%	-0.92%
S&P 500 Total Return Index	5.23%	7.14%	24.61%	21.75%

The performance data quoted here represents past performance and is not a guarantee of future results. Investment return and principal value of the fund’s shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance comparison includes reinvestment of all dividends and capital gains and current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*	The Wakefield Managed Futures Strategy Fund began investment operations September 10, 2012 which is the inception date for Class A shares and Class I shares.
**

Performance shown for the Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Assets Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

The Fund’s total annual operating expenses for Class A Shares are 4.64% (2.14% after fee waiver and reimbursement) and for Class I Shares are 4.39% (1.89% after fee waiver and reimbursement) per the September 14, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-243-1815.

The Newedge CTA Index provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The Newedge CTA Index calculates the daily rate of return for a pool of CTAs selected from the largest investible CTA program as measured by assets under management. Selection of the pool of qualified CTAs used in the construction of the index is conducted annually, with re-balancing on January 1st of each year. For 2014, there are 20 selected CTAs in the Newedge CTA Index.

The Newedge CTA Index allows market participants and investors to:

•	Measure aggregate CTA performance on a daily basis
•	Track the performance of a CTA (or a pool of CTAs) against the market
•	Assess the performance of Managed Futures Funds against an index with the same accuracy as is already possible for other asset classes.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of the 500 largest U.S. capitalization stocks and performance does not take into account charges, fees and other expenses.

Annual Report | June 30, 2014	3

Wakefield Managed Futures Strategy Fund	Portfolio Review
June 30, 2014 (Unaudited)

The chart represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Asset Allocation as of June 30, 2014

These allocations may not reflect the current or future position of the Fund.

4	1-855-243-1815 | www.wakefieldfunds.com

Wakefield Managed Futures Strategy Fund	Disclosure of Fund Expenses
June 30, 2014 (Unaudited)

As a shareholder of the Wakefield Managed Futures Strategy Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2014 and held until June 30, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as sales charges, redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expense Ratio(a)	Expenses Paid During period 1/1/14 - 6/30/14(b)

Class A
Actual	$ 1,000.00	$ 1,002.10	2.14%	$ 10.62
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.18	2.14%	$ 10.69
Class I
Actual	$ 1,000.00	$ 1,004.20	1.89%	$ 9.39
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.42	1.89%	$ 9.44

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365.

Annual Report | June 30, 2014	5

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
June 30, 2014

Principal Amount		Value (Note 2)

AGENCY PASS-THROUGH SECURITIES: 0.51%

Federal National Mortgage Association (FNMA): 0.34%
	FNMA
$60,238	5.500%, 12/01/18	$63,972

Government National Mortgage Association (GNMA): 0.17%
	GNMA
30,941	3.000%, 12/16/38	31,760

	Total Agency Pass-Through Securities
	(Cost $94,791)	95,732

ASSET-BACKED SECURITIES: 7.95%

	American Express Credit Account Master Trust, Series 2012-2
100,000	0.680%, 03/15/18	100,337
	AmeriCredit Automobile Receivables Trust, Series 2013-4
51,756	0.740%, 11/08/16	51,816
	ARI Fleet Lease Trust, Series 2012-B
59,537	0.452%, 06/15/16(a)(b)	59,509
	Bayview Financial Acquisition Trust, Series 2004-D
1,875	0.735%, 08/28/44(a)	1,875
	Capital Auto Receivables Asset Trust, Series 2014-1
20,000	1.320%, 06/20/18	20,135
	CNH Equipment Trust, Series 2012-A
41,285	0.940%, 05/15/17	41,379
	CNH Equipment Trust, Series 2012-D
100,000	0.650%, 05/16/16	100,186
	Ford Credit Floorplan Master Owner Trust, Series 2013-1
100,000	0.531%, 01/15/18(a)	100,225
	GE Dealer Floorplan Master Notes Trust, Series 2012-1
110,000	0.723%, 02/20/17(a)	110,093
	GE Equipment Midticket LLC, Series 2011-1
75,000	1.420%, 05/22/15	75,335
	HLSS Servicer Advance Receivables Trust, Series 2014-T1
50,000	1.244%, 01/15/15(b)	50,046
	Household Home Equity Loan Trust USA, Series 2006-1
89,353	0.313%, 01/20/36(a)	88,984
	Household Home Equity Loan Trust USA, Series 2006-2
26,514	0.303%, 03/20/36(a)	26,345
	Household Home Equity Loan Trust USA, Series 2006-4
4,158	0.303%, 03/20/36(a)	4,167
	Household Home Equity Loan Trust, Series 2005-1
37,719	0.443%, 01/20/34(a)	37,590

See Notes to Consolidated Financial Statements.
6	1-855-243-1815 | www.wakefieldfunds.com

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
June 30, 2014

Principal Amount		Value (Note 2)
ASSET-BACKED SECURITIES: 7.95% (continued)
	M&T Bank Auto Receivables Trust, Series 2013-1
$100,000	1.060%, 07/15/16(b)	$100,668
	Macquarie Equipment Funding Trust, Series 2012-A
23,304	0.610%, 10/20/14(b)	23,299
	Nelnet Education Loan Funding, Inc., Series 2004-2-A
20,719	0.367%, 08/26/19(a)	20,730
	Nissan Master Owner Trust Receivables, Series 2012-A
37,000	0.621%, 05/15/17(a)	37,098
	Prestige Auto Receivables Trust, Series 2013-1-A
57,690	1.090%, 02/15/18(b)	57,809
	SLM Student Loan Trust, Series 2005-4
37,709	0.309%, 04/26/21(a)	37,685
	SLM Student Loan Trust, Series 2005-9
8,169	0.329%, 01/25/23(a)	8,168
	SLM Student Loan Trust, Series 2006-2
44,860	0.319%, 10/25/22(a)	44,803
	SLM Student Loan Trust, Series 2006-4
2,581	0.309%, 04/25/23(a)	2,581
	SLM Student Loan Trust, Series 2006-9
98,969	0.299%, 10/25/22(a)	98,672
	SLM Student Loan Trust, Series 2007-2
93,792	0.229%, 07/25/17(a)	93,598
	SLM Student Loan Trust, Series 2012-5
16,352	0.352%, 07/25/14(a)	16,351
	SLM Student Loan Trust, Series 2013-1
63,376	0.302%, 01/25/15(a)	63,356
	World Omni Master Owner Trust, Series 2013-1-A
30,000	0.501%, 02/16/16(a)(b)	30,046
		1,502,886

	Total Asset-Backed Securities
	(Cost $1,499,734)	1,502,886

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.46%

Federal Home Loan Mortgage Corp. (FHLMC): 1.42%
	FHLMC, REMICS
75,344	0.302%, 04/15/18(a)	75,387
107,799	2.500%, 10/15/18	110,302
59,382	5.000%, 05/15/34	63,169
18,888	5.500%, 11/15/16	19,674
		268,532

See Notes to Consolidated Financial Statements.
Annual Report | June 30, 2014	7

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
June 30, 2014

Principal Amount		Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.46% (continued)
Federal National Mortgage Association (FNMA): 0.60%
	FNMA, REMICS
$77,111	3.000%, 12/25/20	$79,461
33,998	4.350%, 03/25/34	34,445
		113,906

Government National Mortgage Association (GNMA): 0.44%
	GNMA, REMICS
43,080	4.000%, 03/16/23	44,985
36,077	4.500%, 01/16/38	37,599
		82,584

	Total Collateralized Mortgage Obligations
	(Cost $462,844)	465,022

COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.53%

	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR5
48,604	4.978%, 07/11/42(a)	48,727
	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-TOP16
53,393	4.750%, 10/13/14(a)	53,514
	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR8
68,242	4.674%, 06/11/15	69,997
	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-TOP18
65,096	4.933%, 02/13/42(a)	66,333
	CFCRE Commercial Mortgage Trust, Series 2011-C2
20,964	1.558%, 05/15/16	21,069
	Citigroup Commercial Mortgage Trust, Series 2004-C2
91,107	4.733%, 10/15/41	91,499
	Commercial Mortgage Trust, Series 2005-GG3
40,000	4.799%, 12/10/14(a)	40,359
	Commercial Mortgage Trust, Series 2012-LC4
88,406	1.156%, 07/10/16	88,922
	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1
41,245	5.014%, 01/15/15(a)	41,579
	Fannie Mae, ACES, Series 2013-M5
82,234	0.595%, 08/25/15	82,410

See Notes to Consolidated Financial Statements.
8	1-855-243-1815 | www.wakefieldfunds.com

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
June 30, 2014

Principal Amount		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.53% (continued)

	JPMorgan Chase Commercial Mortgage Securities Corp. Trust, Series 2004-CB9
$100,000	4.878%, 12/15/14	$101,189
	JPMorgan Chase Commercial Mortgage Securities Corp. Trust, Series 2005-LDP2
75,000	4.738%, 07/15/42	76,797
	JPMorgan Chase Commercial Mortgage Securities Corp. Trust, Series 2011-C4
2,301	1.525%, 11/15/15(b)	2,301
	LB-UBS Commercial Mortgage Trust, Series 2004-C6
14,468	5.020%, 08/15/29(a)	14,478
	LB-UBS Commercial Mortgage Trust, Series 2004-C7
25,034	4.475%, 10/15/29	25,179
5,060	4.786%, 10/15/29(a)	5,074
	LB-UBS Commercial Mortgage Trust, Series 2004-C8
31,152	4.799%, 12/15/29(a)	31,458
	Morgan Stanley Capital I Trust, Series 2012-C4
68,087	1.085%, 08/15/16	68,236
	WFRBS Commercial Mortgage Trust, Series 2011-C3
46,654	1.988%, 01/15/16(b)	46,941
	WFRBS Commercial Mortgage Trust, Series 2011-C5
43,243	1.456%, 07/15/16	43,559
	WFRBS Commercial Mortgage Trust, Series 2012-C6
26,465	1.081%, 07/15/16	26,569
		1,046,190
	Total Commercial Mortgage-Backed Securities
	(Cost $1,060,593)	1,046,190

CORPORATE BONDS: 22.82%

Basic Materials: 0.48%
	Monsanto Co., Sr. Unsec. Notes
90,000	0.423%, 11/07/16(a)	90,074

Communications: 1.59%
140,000	AT&T, Inc., Sr. Unsec. Notes 0.608%, 02/12/16(a)	140,458
100,000	NBCUniversal Enterprise, Inc., Sr. Unsec. Notes 0.763%, 04/15/16(a)(b)	100,583
60,000	Verizon Communications, Inc., Sr. Unsec. Notes 0.631%, 06/09/17(a)	60,113
		301,154

See Notes to Consolidated Financial Statements.
Annual Report | June 30, 2014	9

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
June 30, 2014

Principal Amount		Value (Note 2)
CORPORATE BONDS: 22.82% (continued)

Consumer, Cyclical: 1.92%
	Nissan Motor Acceptance Corp., Sr. Unsec. Notes
$100,000	4.500%, 01/30/15(b)	$102,184
	Nissan Motor Acceptance Corp., Unsec. Notes
60,000	0.934%, 09/26/16(a)(b)	60,431
	Volkswagen International Finance N.V., Sr. Unsec. Notes
200,000	0.666%, 11/18/16(a)(b)	200,875
		363,490

Consumer, Non-cyclical: 1.47%
	AbbVie, Inc., Sr. Unsec. Notes
100,000	0.983%, 11/06/15(a)	100,866
	Express Scripts Holding Co., Sr. Unsec. Notes
175,000	2.750%, 11/21/14	176,656
		277,522

Energy: 0.54%
	Petrobras Global Finance BV, Sr. Unsec. Notes
100,000	2.592%, 03/17/17(a)	101,440

Financials: 12.66%
	Abbey National Treasury Services PLC, Sr. Unsec. Notes
100,000	3.875%, 11/10/14(b)	101,235
	Abbey National Treasury Services PLC, Sr. Unsec. Notes
95,000	0.740%, 03/13/17(a)	95,215
	Banco Santander Chile, Sr. Unsec. Notes
150,000	1.126%, 04/11/17(a)(b)	150,102
	Bank of New York Mellon Corp., Sr. Unsec. Notes, Series MTN
50,000	0.457%, 03/04/16(a)	50,070
	Bank of Nova Scotia, Sr. Unsec. Notes
100,000	1.850%, 01/12/15	100,868
	Barclays Bank PLC, Sr. Unsec. Notes
200,000	0.806%, 02/17/17(a)	200,755
	Capital One Financial Corp., Sr. Unsec. Notes
80,000	1.000%, 11/06/15	80,242
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Sr. Unsec. Notes
80,000	2.125%, 10/13/15	81,795
	Credit Agricole SA, Sr. Unsec. Notes
250,000	1.078%, 10/03/16(a)(b)	251,530
	Fifth Third Bank, Sr. Unsec. Notes
200,000	0.637%, 02/26/16(a)	200,519
	General Electric Capital Corp., Sr. Unsec. Notes
100,000	1.261%, 07/02/15(a)	101,001

See Notes to Consolidated Financial Statements.
10	1-855-243-1815 | www.wakefieldfunds.com

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
June 30, 2014

Principal Amount		Value (Note 2)
CORPORATE BONDS: 22.82% (continued)

Financials: 12.66% (continued)
	Goldman Sachs Group, Inc., Sr. Unsec. Notes, Series MTN
$100,000	0.680%, 03/22/16(a)	$100,054
100,000	0.852%, 06/04/17(a)	100,085
	KeyBank NA, Sr. Unsec. Notes
250,000	0.717%, 11/25/16(a)	251,339
	Metropolitan Life Global Funding I, Sec. Notes
150,000	0.607%, 04/10/17(a)(b)	150,433
	PNC Bank NA, Sr. Unsec. Notes
250,000	0.547%, 04/29/16(a)	250,212
	Wells Fargo & Co., Sr. Unsec. Notes
130,000	0.767%, 07/20/16(a)	130,891
		2,396,346

Industrials: 1.85%
	Canadian National Railway Co., Sr. Unsec. Notes
110,000	0.423%, 11/06/15(a)	110,067
	Caterpillar Financial Services Corp., Sr. Unsec. Notes, Series MTN
150,000	0.467%, 02/26/16(a)	150,345
	Rockwell Collins, Inc., Sr. Unsec. Notes
90,000	0.581%, 12/15/16(a)	90,275
		350,687

Technology: 0.80%
	Hewlett-Packard Co., Sr. Unsec. Notes
150,000	1.781%, 09/19/14(a)	150,466

Utilities: 1.51%
	Duke Energy Corp., Sr. Unsec. Notes
80,000	0.610%, 04/03/17(a)	80,295
	Duke Energy Progress, Inc., Sec. Notes
80,000	0.430%, 03/06/17(a)	80,097
	Georgia Power Co., Sr. Unsec. Notes
40,000	0.551%, 03/15/16	39,987
	NextEra Energy Capital Holdings, Inc., Sr. Unsec. Notes
85,000	1.339%, 09/01/15	85,644
		286,023

	Total Corporate Bonds
	(Cost $4,303,149)	4,317,202

See Notes to Consolidated Financial Statements.
Annual Report | June 30, 2014	11

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
June 30, 2014

Principal Amount		Value (Note 2)
GOVERNMENT BONDS: 0.27%
	Province of British Columbia, Sr. Unsec. Notes
$50,000	1.200%, 04/25/17	$50,406

	Total Government Bonds (Cost $50,232)	50,406
MUNICIPAL BONDS: 1.03%
	Maine Municipal Bond Bank, Liquor Operation Revenue Bonds
65,000	1.068%, 06/01/15	65,093
	New York State Dormitory Authority, Personal Income Tax Revenue Bonds (Economic Development and Housing), Series A
55,000	5.600%, 12/15/14	56,320
	Raleigh Durham Airport Authority, Airport Revenue Bonds, Insured Ambac Assurance Corp.
70,000	5.000%, 05/01/16	72,598
		194,011

	Total Municipal Bonds (Cost $194,543)	194,011
U.S. GOVERNMENT AGENCY SECURITIES: 7.78%
Federal Farm Credit Bank (FFCB): 0.61%
	FFCB, Unsec. Notes
115,000	0.990%, 09/09/16	115,167

Federal Home Loan Bank (FHLB): 3.99%
	FHLB, Unsec. Notes
300,000	0.190%, 07/22/14	300,024
55,000	1.000%, 01/23/17	55,028
400,000	1.150%, 07/24/14	400,279
		755,331

Federal Home Loan Mortgage Corp. (FHLMC): 3.18%
	FHLMC, Unsec. Notes
100,000	0.850%, 07/29/16	100,041
500,000	5.000%, 07/15/14	500,952
		600,993

	Total U.S. Government Agency Securities (Cost $1,471,718)	1,471,491

See Notes to Consolidated Financial Statements.
12	1-855-243-1815 | www.wakefieldfunds.com

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
June 30, 2014

Par Value		Value (Note 2)
SHORT TERM SECURITIES: 23.72%

Commercial Paper: 23.72%(c)
	Bank of Tokyo-Mitsubishi, N.A., Discount Notes
$400,000	0.122%, due 07/03/14	$399,997
	BMW U.S. Capital LLC, Discount Notes
400,000	0.074%, due 07/18/14	399,986
	Deere John Financial, Discount Notes
400,000	0.095%, due 07/14/14	399,987
	Golden Funding Corp, Inc.
400,000	0.116%, due 07/07/14	399,993
	ING Funding LLC, Discount Notes
250,000	0.130%, due 07/07/14	249,995
	Natexis U.S. Finance Co. LLC, Discount Notes
360,000	0.120%, due 07/10/14	359,989
	Paccar Finance Corp., Discount Notes
400,000	0.084%, due 07/08/14	399,994
	Precision Castparts Corp., Discount Notes
400,000	0.097%, due 07/07/14	399,994
	Province of Ontario, Canada, Discount Notes
400,000	0.075%, due 07/14/14	399,989
	Quebec Province, Discount Notes
400,000	0.085%, due 07/10/14	399,992
	Santander Bank, N.A., Discount Notes
275,000	0.187%, due 07/03/14	274,998
	Societe Generale, Discount Notes
400,000	0.136%, due 07/18/14	399,975
		4,484,889

	Total Short Term Securities (Cost $4,484,889)	4,484,889

	Total Investments: 72.07% (Cost $13,622,493)	13,627,829

	Net Other Assets and Liabilities: 27.93%	5,282,375(d)

	Net Assets: 100.00%	$18,910,204

See Notes to Consolidated Financial Statements.
Annual Report | June 30, 2014	13

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
June 30, 2014

(a)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at June 30, 2014.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At year end, the aggregate market value of those securities was $1,487,992, representing 7.87 % of net assets.

(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(d)	Includes cash which is being held as collateral for swap contracts.

Total Return Swap	Unrealized Depreciation
Deutsche Bank AG London Branch total return swap related to the Wakefield TRS Tracker Series A Index effective September 21, 2012 for 5 years unless earlier terminated. Return to the Fund is based on the total return of the Index which includes an index sponsor fee of 0.75% per annum on the notional amount of the Index. The notional amount of the Index is $19,389,221.	$(610,779)
Total Net Unrealized Depreciation on Swap Contracts	$(610,779)

Investment Abbreviations:

ACES - Alternative Credit Enhancement Securities.

BA - Bankers Acceptance.

BV - Besloten Vennootschap is a Dutch private limited liability company.

LLC - Limited Liability Company.

MTN - Medium Term Notes.

NA - National Association.

N.V. - Naamloze Vennootschap is a Dutch public limited liability corporation.

PLC - Public Limited Company.

REMICS - Real Estate Mortgage Investment Conduits.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

Sec. - Secured.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

See Notes to Consolidated Financial Statements.
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Wakefield Managed Futures Strategy Fund	Consolidated Statement of Assets and Liabilities
June 30, 2014

ASSETS:
Investments, at value	$13,627,829
Deposit with broker for swap contracts	4,263,000
Cash	1,647,845
Interest receivable	28,917
Receivable from advisor	18,660
Prepaid expenses and other assets	14,412
Total assets	19,600,663

LIABILITIES:
Unrealized loss on swap contracts	610,779
Payable for administration fees	18,845
Payable for audit and legal fees	31,878
Payable for fund servicing fees (Note 7)	6,304
Payable for distribution and service fees Class A	986
Payable for transfer agency fees	4,978
Payable to trustees	100
Payable for chief compliance officer fee	1,775
Accrued expenses and other liabilities	14,814
Total liabilities	690,459
NET ASSETS	$18,910,204

NET ASSETS CONSIST OF:

Paid-in capital	$19,663,841
Accumulated net investment loss	(74,736)
Accumulated net realized loss on investments and swap contracts	(73,458)
Net unrealized depreciation on investments and swap contracts	(605,443)
NET ASSETS	$18,910,204

INVESTMENTS, AT COST	$13,622,493

See Notes to Consolidated Financial Statements.
Annual Report | June 30, 2014	15

Wakefield Managed Futures Strategy Fund	Consolidated Statement of Assets and Liabilities
June 30, 2014

PRICING OF SHARES:
Class A:
Net Asset Value, offering and redemption price per share	$9.46
Net Assets	$4,849,894
Shares of beneficial interest outstanding	512,534
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price	$10.04

Class I:
Net Asset Value, offering and redemption price per share	$9.49
Net Assets	$14,060,310
Shares of beneficial interest outstanding	1,482,104

See Notes to Consolidated Financial Statements.
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Wakefield Managed Futures Strategy Fund	Consolidated Statement of Operations
For the Year Ended June 30, 2014

INVESTMENT INCOME:

Interest	$97,754
Total Investment Income	97,754

EXPENSES:
Investment advisory fees (Note 7)	286,344
Administrative fees	195,671
Fund servicing fees (Note 7)	97,514
Distribution and service fees Class A	16,443
Transfer agency fees	42,775
Legal and audit fees	17,003
Custodian fees	7,324
Trustees’ fees and expenses	12,100
Chief compliance officer fees	34,021
Offering costs (Note 2)	21,044
Registration/filing fees	43,305
Other	38,455
Total expenses before waiver/reimbursement	811,999
Less fees waived/reimbursed by investment advisor (Note 7)	(408,992)
Total Net Expenses	403,007
NET INVESTMENT LOSS	(305,253)

Net realized loss on investments	(440)
Net change in unrealized appreciation of investments	37,771
Net change in unrealized appreciation on swap contracts	275,895
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	313,226
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,973

See Notes to Consolidated Financial Statements.
Annual Report | June 30, 2014	17

Wakefield Managed Futures Strategy Fund	Consolidated Statement of Changes in Net Assets

	For the Year Ended June 30, 2014	For the Period September 10, 2012 (Inception) to June 30, 2013
OPERATIONS:
Net investment loss	$(305,253)	$(202,211)
Net realized loss on investments	(440)	(7,002)
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	313,666	(919,109)
Net increase/(decrease) in net assets resulting from operations	7,973	(1,128,322)

SHARE TRANSACTIONS (Note 6):
Class A
Proceeds from sales of shares	2,011,571	8,023,601
Cost of shares redeemed, net of redemption fees	(4,388,013)	(555,099)
Class I
Proceeds from sales of shares	5,441,735	19,452,640
Cost of shares redeemed, net of redemption fees	(7,425,881)	(2,630,001)
Net increase/(decrease) from share transactions	(4,360,588)	24,291,141

Net increase/(decrease) in net assets	(4,352,615)	23,162,819

NET ASSETS:
Beginning of period	23,262,819	100,000
End of period*	$18,910,204	$23,262,819

*Includes accumulated net investment loss of:	$(74,736)	$(42,450)

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	215,315	822,192
Redeemed	(472,767)	(57,205)
Net increase/(decrease) in shares outstanding	(257,452)	764,987

Class I
Sold	585,220	1,959,086
Redeemed	(792,637)	(274,566)
Net increase/(decrease) in shares outstanding	(207,417)	1,684,520

See Notes to Consolidated Financial Statements.
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Wakefield Managed Futures Strategy Fund — Class A	Consolidated Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended June 30, 2014(a)	For the Period September 10, 2012 (Inception) to June 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.45	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.15)	(0.11)
Net realized and unrealized gain/(loss) on investments	0.16	(0.44)
Total from investment operations	0.01	(0.55)
REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)
INCREASE/(DECREASE) IN NET ASSET VALUE	0.01	(0.55)
NET ASSET VALUE, END OF PERIOD	$9.46	$9.45

TOTAL RETURN(d)	0.11%	(5.50%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$4,850	$7,280

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	4.15%	4.35%(f)
Operating expenses including fee waivers/reimbursements	2.14%	2.14%(f)
Net investment loss including fee waivers/reimbursements	(1.65%)	(1.48%)(f)

PORTFOLIO TURNOVER RATE	94%	85%(e)

(a)	Per share amounts and ratios to average net assets include income and expenses of the WMFS Fund Limited (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return does not reflect the effect of sales charges.

(e)	Not annualized.

(f)	Annualized.

See Notes to Consolidated Financial Statements.
Annual Report | June 30, 2014	19

Wakefield Managed Futures Strategy Fund — Class I	Consolidated Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended June 30, 2014(a)	For the Period September 10, 2012 (Inception) to June 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.46	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.13)	(0.11)
Net realized and unrealized gain/(loss) on investments	0.16	(0.43)
Total from investment operations	0.03	(0.54)
REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)
INCREASE/(DECREASE) IN NET ASSET VALUE	0.03	(0.54)
NET ASSET VALUE, END OF PERIOD	$9.49	$9.46

TOTAL RETURN	0.32%	(5.40%)(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$14,060	$15,983

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	3.90%	4.43%(e)
Operating expenses including fee waivers/reimbursements	1.89%	1.89%(e)
Net investment loss including fee waivers/reimbursements	(1.42%)	(1.37%)(e)

PORTFOLIO TURNOVER RATE	94%	85%(d)

(a)	Per share amounts and ratios to average net assets include income and expenses of the WMFS Fund Limited (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See Notes to Consolidated Financial Statements.
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Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

NOTE 1 – ORGANIZATION

The Wakefield Alternative Series Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on September 30, 2011 as a Delaware statutory trust. The Trust currently offers shares of beneficial interest (“shares”) of the Wakefield Managed Futures Strategy Fund (the “Fund”). The Fund commenced investment operations on September 10, 2012.

The Fund is a diversified portfolio which seeks to generate absolute returns. The Fund currently offers Class A shares, Class C shares and Class I shares. The Board of Trustees (the “Trustees”) may establish additional Funds and classes of shares at any time in the future without shareholder approval.

The Fund did not have any operations before September 10, 2012, other than those relating to the sale and issuance of 10,000 common shares, in the amount of 5,000 and 5,000 shares for Class A and Class I shares, respectively, to Wakefield Advisors, LLC (“Wakefield Advisors” or the “Advisor”). The Class C shares are currently not operational as of June 30, 2014.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates: The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the consolidated financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The consolidated financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2014.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended June 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investments in a Wholly-Owned Subsidiary: The Wakefield Managed Futures Strategy Fund seeks exposure by investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles, including commodity pools (collectively,

Annual Report | June 30, 2014	21

Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

“Underlying Funds”) as well as in swap contracts and structured notes through investments in the WMFS Fund Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Wakefield Advisors acts as investment advisor to the Fund and the investment advisor to the Subsidiary. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS rulings.

Basis for Consolidation for the Wakefield Managed Futures Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on April 10, 2012 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets and liabilities, income and expense of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of June 30, 2014, the net assets of the Fund are $18,910,204 of which $3,671,579, or 19.42% are represented in the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Portfolio Valuation: The net asset value (“NAV”) will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

U.S. Government and Agency Securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. All other debt securities having a remaining maturity of greater than 60 days, are typically valued by using market quotations or a matrix method provided by a pricing service. Debt securities having a maturity of less than 60 days are valued at amortized cost. If prices are not available from the pricing service, then the securities will be priced at “fair value.”

Swaps are priced based on valuations provided by an independent and/or executing broker, pricing service and/or Sub-Administrator if available. If a price is not available, then “fair-value” procedures will be used.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the high cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that

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Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Expenses: Expenses that are specific to a class of shares of the Fund are charged directly to that share class. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Offering Costs: Offering costs consisting primarily of legal fees related to preparing the initial registration statement, printing expenses for the initial registration statement and blue sky registration fees are deferred and will be amortized over a twelve month period from the inception of Fund. As of June 30, 2014, all offering costs were fully amortized for the Fund.

Organizational Costs: Wakefield Advisors, on behalf of the Fund has assumed organizational costs of $35,840 for the Trust. The Advisor shall be entitled to recoup such amounts for a period of up to three years from the date such amounts were assumed.

Distributions: The Fund intends to distribute substantially all of its net investment income at least quarterly and net capital gains annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in capital, depending upon the type of book/tax differences that may exist.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | June 30, 2014	23

Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of June 30, 2014:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Agency Pass-Through Securities	$–	$95,732	$–	$95,732
Asset-Backed Securities	–	1,502,886	–	1,502,886
Collateralized Mortgage Obligations	–	465,022	–	465,022
Commercial Mortgage-Backed Securities	–	1,046,190	–	1,046,190
Corporate Bonds	–	4,317,202	–	4,317,202
Government Bonds	–	50,406	–	50,406
Municipal Bonds	–	194,011	–	194,011
U.S. Government Agency Securities	–	1,471,491	–	1,471,491
Short Term Securities	–	4,484,889	–	4,484,889
TOTAL	$–	$13,627,829	$–	$13,627,829

Other Financial Instruments(a)
Liabilities
Total Return Swap	$–	$(610,779)	$–	$(610,779)
TOTAL	$–	$(610,779)	$–	$(610,779)

(a)	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as swap contracts.

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Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

For the year ended June 30, 2014, there have been no significant changes to the Funds’ fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the year ended June 30, 2014. It is the Funds’ policy to recognize transfers at the end of the reporting period.

For the year ended June 30, 2014, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

NOTE 3 – DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Market Risk Factors: In pursuit of its investment objective, the Fund seeks to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Annual Report | June 30, 2014	25

Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Swap Agreements: The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no

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Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Wakefield Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Derivatives Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

Annual Report | June 30, 2014	27

Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

The effect of derivatives instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2014:

Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Fair Value	Liabilities Derivatives Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Total Return Swaps)		$–	Unrealized loss on swap contracts	$610,779

		$–		$610,779

The effect of derivatives instruments on the Consolidated Statement of Operations for the year ending June 30, 2014:

Derivatives Instruments	Location of Gain on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain on Derivatives Recognized in Income

Equity Contracts (Total Return Swaps)	Net change in unrealized appreciation on swap contracts	$–	$275,895

		$–	$275,895

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

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Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2014:

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount
Total Return Swaps	$610,779	$–	$610,779	$–	$(610,779)	$–
Total	$610,779	$–	$610,779	$–	$(610,779)	$–

(a)	These amounts are limited to the derivative liability balance and, accordingly, do not include excess collateral pledged.

NOTE 4 – TAX BASIS INFORMATION

Reclassifications: As of June 30, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to minor differences between book and tax characterizations of paydowns, the Cayman subsidiary income, non-deductible expenses and certain other investments. The reclassifications were as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments	Paid-in Capital

$272,967	$(54,386)	$(218,581)

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital of:	$119,165

Tax Basis of Investments: The differences between book-basis and tax-basis are primarily due to the treatment of derivatives. As of June 30, 2014, the cost of securities on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:

Cost of investments for income tax purposes	$13,622,493

Gross appreciation (excess of value over tax cost)	$22,459
Gross depreciation (excess of tax cost over value)	(17,123)
Net depreciation of swaps	(610,779)
Net unrealized depreciation	$(605,443)

Annual Report | June 30, 2014	29

Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

Components of Distributable Earnings on a Tax Basis: As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	$(73,458)
Unrealized Depreciation	(605,443)
Other Cumulative Timing Differences	(74,736)
Total	$(753,637)

Capital Losses: As of June 30, 2014, the Fund had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Capital losses deferred to the next year were as follows:

Short Term	Long Term
$ 37,022	$ —

The Fund has elected to defer to the year ended June 30, 2015, capital losses recognized during the period November 1, 2013 to June 30, 2014, in the amount of $36,436 and late year ordinary losses in the amount of $74,736.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

There were no distributions paid by the Fund during the year ended June 30, 2014 and the period ended June 30, 2013.

NOTE 5 – SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding U.S. Government Obligations and short-term securities during the year ended June 30, 2014, were as follows:

Cost of Investments Purchased	Proceeds From Investments Sold

$ 7,679,111	$ 13,902,719

Purchases and sales of securities, including only U.S. Government Obligations during the year ended June 30, 2014, were as follows:

Cost of Investments Purchased	Proceeds From Investments Sold

$ 4,064,335	$ 4,018,093

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Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

NOTE 6 – BENEFICIAL INTEREST TRANSACTIONS

The Trust has an unlimited number of shares with no par value per share. The Fund charges a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the Fund. The Fund received $2,111 in redemptioin fees during the year ended June 30, 2014.

Principal Shareholders: A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of June 30, 2014, the following were shareholders that owned greater than 5% or greater of any class of the Fund’s outstanding shares:

Class A

UBS Wealth Management – 78.33%

Oppenheimer & Co. – 20.61%

Class I

National Financial Services LLC – 96.79%

NOTE 7 – INVESTMENT ADVISORY AGREEMENT AND RELATED

PARTY TRANSACTIONS

Wakefield Advisors serves as the investment advisor to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Fund, Wakefield Advisors is entitled to an investment advisory fee, computed daily and payable monthly of 1.40% of the average daily net assets.

The Trust and Wakefield Advisors have entered into an investment sub-advisory agreement with Logan Circle Partners, L.P. (“Logan Circle Partners” or the “Sub-Advisor”). Pursuant to this agreement, the Advisor pays the Sub-Advisor a monthly fee that varies depending on the amount of assets under the Sub-Advisor’s management.

The Advisor has contractually agreed to waive management fees and/or reimburse the Fund for expenses it incurs, at least until October 31, 2014, but only to the extent necessary to maintain the Fund’s total annual operating expenses (including offering and organization costs) after fee waivers and/or reimbursement (excluding 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) at 1.89% of the average daily net assets with respect to each share class. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees. For the year ended June 30, 2014 the fee waivers and/or reimbursements were $408,992.

Annual Report | June 30, 2014	31

Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

As of June 30, 2014, waivers or reimbursements (including offering costs and the previously waived organizational costs) that may potentially be made by the Fund to the Advisor were as follows:

Expiring	Amount
May 24, 2016	$35,840
June 30, 2016	365,143
June 30, 2017	408,992
$809,975

Distribution Agreement: ALPS Distributors, Inc. (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust. The offering of the Fund’s shares is continuous.

The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay for the sale and distribution of its shares at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares and up to 1.00% of the Fund’s average daily net assets attributable to Class C shares.

Administration, Bookkeeping and Pricing Agreement: ALPS Fund Services, Inc. (“ALPS”) serves as Administrator pursuant to a Fund Accounting and Administration Agreement with the Trust. As such, ALPS provides all necessary administration, bookkeeping and pricing services to the Fund, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.

Transfer Agency and Service Agreement: ALPS serves as transfer agent and dividend disbursing agent to the Fund pursuant to a Transfer Agency and Service Agreement with the Trust. Under the Transfer Agency and Service Agreement, ALPS has agreed to: (i) issue and redeem shares of the Fund; (ii) make dividend payments and other distributions to shareholders of the Fund; (iii) responds to correspondence by the Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Fund.

Acquired Fund Fees and Expenses: The Subsidiary has entered into a separate contract with Pyxis Global Financial Services, LLC (“Pyxis”) pursuant to which the Subsidiary pays for fund services at the following notional asset levels and annual rates; notional asset levels of $156,000,000 or less the monthly minimum of $6,500, $156,000,001 to $500,000,000 at 0.05%, $500,000,001 to $1,000,000,000 at 0.03%, and $1,000,000,001 and greater at 0.02%. The fees are due and payable to Pyxis monthly.

Wakefield Advisors is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Fund pays the Advisor a fee for its services. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless it first obtains the prior approval of the Fund’s Board of Trustees for such termination.

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Wakefield Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
June 30, 2014

The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Wakefield Fund. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.

NOTE 8 – INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9 – TRUSTEE AND OFFICERS

The Fund does not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Wakefield Advisor or its affiliates, except as noted below. As of June 30, 2014, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each and “Independent Trustee”). The Fund pays each Independent Trustee an annual fee of $4,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan.

NOTE 10 – NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013-08, Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), modifying Accounting Standards Codification (“ASC”) 946. The modifications were a result of a joint effort by the FASB and the International Accounting Standards Board to develop a consistent approach for determining whether an entity is an investment company for which fair value of investments is the most relevant measurement. ASU 2013-08 requires reporting entities to disclose that it is an investment company and is applying the guidance as set forth in ASC 946, to disclose any changes in, and the reasons for, its status as an investment company and to disclose information related to whether it has provided or is contractually required to provide financial support to any of its investees. The effective date of ASU 2013-08 is for interim and annual periods beginning after December 15, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Management is evaluating the impact that ASU 2013-08 will have on the Fund’s financial statement disclosures.

NOTE 11 – SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Annual Report | June 30, 2014	33

Wakefield Managed Futures Strategy Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Trustees of

Wakefield Alternative Series Trust

We have audited the accompanying consolidated statement of assets and liabilities of Wakefield Managed Futures Strategy Fund (the Initial Series of the Wakefield Alternative Series Trust) (the “Fund”), including the consolidated schedule of investments, as of June 30, 2014, and the related consolidated statements of operations for the year then ended and the consolidated statements of changes in net assets and consolidated financial highlights for the year then ended and the period September 10, 2012 (Inception) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wakefield Managed Futures Strategy Fund as of June 30, 2014, the results of its operations for the year then ended, and its changes in net assets and financial highlights for the year then ended and the period September 10, 2012 (Inception) to June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

Greenwood Village, Colorado

August 28, 2014

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Wakefield Managed Futures Strategy Fund	Additional Information
June 30, 2014 (Unaudited)

1 – PROXY VOTING GUIDELINES

Wakefield Advisors is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that Wakefield Advisors uses in fulfilling this responsibility and information regarding how those proxies were voted since inception are available without charge upon request by calling 1-855-243-1815. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2 – QUARTERLY PORTFOLIO DISCLOSURE

Wakefield Advisors files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-855-243-1815. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3 – BOARD CONSIDERATION OF THE RENEWAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Wakefield Alternative Series Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Wakefield Managed Future Strategy Fund’s investment advisory and investment sub-advisory agreements and consider whether or not to renew them for an additional year. At its meeting on June 19, 2014, the Board, including a majority of the Independent Trustees, conducted such a review and approved the continuation of the investment advisor agreement between the Fund and Wakefield Advisors, LLC (“Wakefield”) and the investment sub-advisory agreement, among the Fund, Wakefield and Logan Circle Partners, LLC (“Logan Circle”).

Prior to the Board action, the Independent Trustees met to consider management’s recommendations with respect to the renewal of the investment advisor agreement and the investment sub-advisory agreement (each, an “Agreement” and, collectively, the “Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreements and whether the Agreements were in the best interest of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including (1) the nature, extent and quality of services provided to the Fund by Wakefield, its affiliates, and Logan Circle; (2) the performance of the Fund, Wakefield, and Logan Circle; (3) the level of the Fund’s Agreement fees and expense ratios; (4) the costs of the services provided and profits realized by Wakefield and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to Wakefield, Logan Circle, and their respective affiliates (i.e., any direct or indirect benefits to be derived by Wakefield, Logan Circle and their respective affiliates from their relationships with the Fund); and (7) other general information about Wakefield and Logan Circle. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

Annual Report | June 30, 2014	35

Wakefield Managed Futures Strategy Fund	Additional Information
June 30, 2014 (Unaudited)

In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included Wakefield’s analysis of the Fund’s investment performance and related financial information for the Fund, presentations given by Logan Circle, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by Wakefield and Logan Circle, and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information from Lipper, Inc. (“Lipper”), an independent organization, as well as additional materials prepared by Wakefield. The information provided by Wakefield generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including Wakefield’s profitability with respect to the Fund.

As part of the process to consider the Agreements, legal counsel to the Independent Trustees requested information from Wakefield and Logan Circle. In response to these requests, the Independent Trustees received reports from Wakefield and Logan Circle that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Independent Trustees reviewed the services provided by the Adviser and the Sub-Adviser and the qualifications and backgrounds of the persons responsible for managing and providing services to the Fund. They also considered the financial information regarding the Adviser and the Sub-Adviser that had been provided to them to assess whether adequate resources were available to provide the level of service expected to be provided to the Fund. The Independent Trustees also discussed information set forth in the Form ADV (Parts 1 and 2) for the Adviser and the Sub-Adviser which provided information about each firm, its management and personnel, and its business activities and affiliations. Based on their review, the Independent Trustees determined that each of the Adviser and the Sub-Adviser and its respective personnel are well-qualified to provide all required services to the Fund and were providing services that are of high quality, and that each firm has (or has access to) appropriate resources to continue to provide such services.

Investment Performance

The Independent Trustees considered the performance information of the Funds that was included in the Board Materials. They also reviewed the performance of the Fund relative to mutual funds in the Fund’s peer groups, which was included in the materials provided by the Adviser, and concluded that the performance of the Fund compared favorably with the performance of similar mutual funds. They also determined that the Fund’s investment strategies were performing as anticipated and that the investment methodology being employed in the management of the Fund was delivering value to the Fund and its shareholders.

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Wakefield Managed Futures Strategy Fund	Additional Information
June 30, 2014 (Unaudited)

Costs of the Services Provided to the Fund

The Independent Trustees also considered the fees paid by the Fund under the Advisory Agreements. They considered the information they were provided in the Board Materials about advisory fees of other mutual funds in the Fund’s peer groups and evaluated the advisory fee arrangements for the Fund in light of this information and the factors that judicial decisions have specified as pertinent generally, noting the admonition in Jones about relying too heavily on fee comparisons. The Independent Trustees reviewed the information contained in the Board Materials regarding the profitability of the Adviser’s and the Sub-Adviser’s relationships with the Funds. After reviewing this information and other information discussed at the Meeting, the Independent Trustees noted that neither the Adviser nor the Sub-Adviser is realizing a profit from their relationships with the Fund. Based on the foregoing considerations, the Independent Trustees determined that they were satisfied that the Fund’s advisory fee rate is consistent with applicable standards and is reasonable and fair.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Independent Trustees noted that economies of scale are generally realized when a fund’s assets increase significantly. The Independent Trustees noted that the Fund was recently formed and has not yet reached a size for the Adviser and the Sub-Adviser to realize economies of scale in the costs of providing services that could be shared with the Fund. The Independent Trustees determined that they would revisit this issue at an appropriate time in the future. The Independent Trustees considered these factors and other factors deemed pertinent and that there was no one factor that was dispositive.

Benefits to be Derived from the Relationship with the Fund

The Independent Trustees considered whether any ancillary benefits accrue to the Adviser or the Sub-Adviser through their relationships with the Fund. It was noted, in this regard, that representatives of the Adviser and the Sub-Adviser had not identified any significant indirect benefits from their relationship with the Fund. The Independent Trustees considered these factors and other factors deemed pertinent and that there was no one factor that was dispositive.

Conclusions

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

4 – BOARD CONSIDERATION OF NEW INVESTMENT ADVISOR AND INVESTMENT SUB-ADVISOR AGREEMENTS (UNAUDITED)

At a meeting on June 19, 2014, the Board of Trustees (“Board” or “Trustees”)) of the Wakefield Alternative Series Trust (the “Trust”), including all of the Independent Trustees, approved a new Investment Advisor Agreement and new Investment Sub-Advisor Agreement (“New Agreements”) among the Fund, Wakefield Advisors LLC (“Wakefield”) and The Clinton Group, Inc. (“Clinton”) with respect to the Clinton Long Short Equity (the “New Fund”). Before approving the New Agreements, the Trustees considered management’s recommendations as to the approval of the New Agreements. As part of the Board’s approval process, legal counsel to the Independent Trustees requested certain information from Wakefield and Clinton, and the Trustees received reports from Wakefield and Clinton that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Trustees with a memorandum regarding their responsibilities in connection with the approval of the New Agreements.

Annual Report | June 30, 2014	37

Wakefield Managed Futures Strategy Fund	Additional Information
June 30, 2014 (Unaudited)

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreements and each Trustee may have afforded different weight to the various factors. In voting to approve the New Agreements, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the New Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the New Fund under the New Agreements; (2) Wakefield’s and Clinton’s investment performance ; (3) the fees to be paid by the New Fund and the fees charged by Wakefield and Clinton to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services to be provided by Wakefield and Clinton; and (6) any other benefits to be derived by Wakefield and Clinton as a result of its relationship with the New Fund.

Nature, Extent and Quality of Services

The Independent Trustees reviewed the services to be provided by Wakefield and Clinton and the qualifications and backgrounds of the persons responsible for managing and providing other services to the New Fund. They also considered management’s discussion of the financial condition of Wakefield and Clinton to determine that adequate resources were available to provide the level of service expected to be provided to the New Fund. Based on their review, the Independent Trustees determined that each of Wakefield and Clinton and their respective personnel are well-qualified to provide all required services to the New Fund and to provide services that are of high quality.

Investment Performance

The Independent Trustees then noted that, although consideration of a fund’s investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Independent Trustees did not consider this factor because the New Fund is newly formed.

Economies of Scale

The Independent Trustees noted that economies of scale are realized when a fund’s assets increase significantly. Because the New Fund is newly formed and the eventual aggregate amount of assets of the New Fund is uncertain, the Independent Trustees noted that management was not able to provide the Independent Trustees with specific information concerning the extent to which economies of scale would be realized as the New Funds grow and whether fee levels would reflect such economies of scale, if any. The Independent Trustees determined that they would revisit this issue at an appropriate time in the future. The Independent Trustees also considered these factors and other factors deemed pertinent and that there was no one factor that was dispositive.

Costs of Services

The Independent Trustees also considered the fees to be paid under the Clinton Advisory Agreements. They considered the information they were provided in the responses to the 15(c) Questionnaires about advisory fees and operating expenses of other mutual funds in the peer group and peer universe and evaluated the proposed advisory fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally. Based on the foregoing considerations, the Independent Trustees determined that they were satisfied that the advisory fee proposed for the New Fund is consistent with applicable standards and is reasonable and fair.

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Wakefield Managed Futures Strategy Fund	Additional Information
June 30, 2014 (Unaudited)

Other Benefits to be Derived by Clinton

The Independent Trustees considered whether any benefits would accrue to Wakefield and Clinton through their relationships with the New Fund and concluded that the opportunities for such benefits to exist were limited and were a matter of conjecture at this time since the New Fund have not commenced operations.

Conclusions

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the New Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the New Fund that they approve the New Agreement.

Annual Report | June 30, 2014	39

Wakefield Managed Futures Strategy Fund	Trustees & Officers
June 30, 2014 (Unaudited)

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 700 Seventeenth Street, Suite 1550, Denver, Colorado 80202.

INDEPENDENT TRUSTEES

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Paul E. Olin Year of Birth: 1954	Trustee, Nov. 2011	Member of the Board of Directors for funds sponsored by Winton Capital Management, Global Commodities Limited and Tapestry Asset Management in directorships that began in January 2011 to present with respect to several commodity pools; None, July 2010 to Dec. 2012; Head of Operational Due Diligence for UBP Asset Management, LLC from November 2004 to June 2010.	1	None
Maryellen Lamb Year of Birth: 1967	Trustee, Nov. 2011	Director of MBA Career Management at The Wharton School of the University of Pennsylvania, August 2011 – Present; Senior Associate Director of The Wharton School, July 2006 – July 2011.	1	None
Timothy R. Farley Year of Birth: 1970	Trustee, Aug. 2012	Business Development Manager, Blackwell Secure (security consultant), 2002 to present; Principal, Dedalus Enterprises (management consultant), 2007 to present.	1	None

40	1-855-243-1815 | www.wakefieldfunds.com

Wakefield Managed Futures Strategy Fund	Trustees & Officers
June 30, 2014 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Patrick J. Kane*** Year of Birth: 1967	Trustee, Sept. 2011, Chairman and Treasurer, Nov. 2011.	Chairman, Wakefield Advisors, LLC, Jan. 2012 to present; None, July, 2011 – Dec., 2011; Head of Alternatives, Oppenheimer Asset Management 2001 to 2004; Managing Director, Oppenheimer Asset Management 2004 to June 2011.	1	None
Patrick F. Hart III Year of Birth: 1958	President, Nov. 2011	President and Chief Executive Officer, Wakefield Advisors, LLC, Jan. 2012 to present; President and Chief Executive Officer, Three Palms, LLC, an investment advisory firm, 2003 to present.	n/a	n/a
Michael B. Egan II Year of Birth: 1968	Secretary, Sept. 2011	Executive Vice President Wakefield Advisors, LLC, Jan. 2012 to present; Partner and Research Director, Three Palms, LLC, an investment advisory firm, 2003 to present.	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Wakefield Alternative Series Trust.
***	Patrick J. Kane is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his control of the Wakefield Advisors, LLC (the Trust’s investment adviser for the Fund).

Annual Report | June 30, 2014	41

Must be preceded or accompanied by a prospectus.

Fund distributed by ALPS Distributors, Inc.

Wakefield FUNDS

Item 2. Code of Ethics.

(a)         The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an Audit Committee Financial Expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended June 30, 2014 and June 30, 2013, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $20,500 and $23,000, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended June 30, 2014 and June 30, 2013, the aggregate fees billed for assurance and related services rendered by the principal accountant for the audit of the Registrant’s financial statements were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended June 30, 2014 and June 30, 2013, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 and $2,500, respectively.

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(d)

All Other Fees: For the Registrant’s fiscal years ended June 30, 2014 and June 30, 2013, $0 and $2,950 in fees, respectively, were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item. The fees for the fiscal year ended June 30, 2013 related to the initial seed audit of the Registrant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

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Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12.a.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wakefield Alternative Series Trust

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	September 3, 2014

By:	/s/ Patrick J. Kane
Patrick J. Kane, Treasurer
(Principal Financial Officer)
Date:	September 3, 2014

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